Exhibit 10.18

Execution Version

WARRANT LETTER AGREEMENT

THIS WARRANT LETTER AGREEMENT (this “Agreement”), dated as of January 12, 2023, is by and between SatixFy Communications Ltd., a limited liability company organized under the laws of the State of Israel (the “Company” or “TopCo”), Endurance Antarctica Partners, LLC (the “Sponsor”) and Cantor Fitzgerald and Co. (“Cantor” and, together with the Sponsor, the “Holders”). Capitalized terms used, but not otherwise defined, herein shall have the respective meanings given to such terms in the Amended and Restated Warrant Agreement attached hereto as Exhibit A.

1.                  Issuance and Exchange of New PIPE Warrants: The Holders agree to promptly surrender their PIPE Warrants in exchange, on a one-for-one basis, for New PIPE Warrants. Upon such surrender for exchange, the Company hereby agrees to promptly issue New PIPE Warrants to the Holders under the Amended and Restated Warrant Agreement set forth in Exhibit A hereto on a one-for-one basis in exchange for the PIPE Warrants.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SATIXFY COMMUNICATIONS LTD.

By:
Name:
Title:

CANTOR FITZGERALD & CO.

By:
Name:
Title:

ENDURANCE ANTARCTICA PARTNERS, LLC

By:
Name:
Title:

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Exhibit A

See attached.

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